UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2005

California Pizza Kitchen, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-31149	95-4040623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6053 West Century Boulevard, 11th Floor Los Angeles, California	90045-6438
(Address of Principal Executive Offices)	(Zip Code)

(310) 342-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 9, 2005, the Compensation Committee of the Board of Directors of California Pizza Kitchen, Inc. (the “Company”) unanimously approved amendments (the “Amendments”) to certain existing Non-Qualified Stock Option Agreements (each an “Option Agreement” and together, the “Option Agreements”) between the Company and each of Larry S. Flax, Richard L. Rosenfield and Karen M. Settlemyer. The purpose of the Amendments was to effect changes to the expiration dates under such Option Agreements. The Company entered into an Amendment with Ms. Settlemyer on November 18, 2005 changing the expiration date of Ms. Settlemyer’s Option Agreement from August 2, 2005 to the date that is ten years from the original grant date, or November 2, 2009. The Company entered into Amendments with Messrs. Flax and Rosenfield on November 23, 2005, (for which the Company also received a release from each of Messrs. Rosenfield and Flax) changing the expiration date of both Messrs. Flax’s and Rosenfield’s Option Agreements from August 2, 2005 to December 15, 2005. In addition, the Amendments provide that neither of Messrs. Flax and Rosenfield may effectuate any transfer or sale of 25,000 shares of the Company’s common stock received upon exercise of their options for a period of 18 months after exercise.

The Amendments are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

10.1	Amendment No. 1 dated November 23, 2005 to that certain Non-Qualified Stock Option Agreement between the Company and Larry S. Flax.

10.2	Amendment No. 1 dated November 23, 2005 to that certain Non-Qualified Stock Option Agreement between the Company and Richard L. Rosenfield.

10.3	Amendment No. 1 dated November 18, 2005 to that certain Non-Qualified Stock Option Agreement between the Company and Karen M. Settlemyer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Pizza Kitchen, Inc. a Delaware corporation

Date: November 23, 2005	By:	/s/ Larry S. Flax
		Name:	Larry S. Flax
		Title:	Co-Chief Executive Officer Co-President and Co-Chairman of the Board

By:	/s/ Richard L. Rosenfield
	Name:	Richard L. Rosenfield
	Title:	Co-Chief Executive Officer Co-President and Co-Chairman of the Board

INDEX TO EXHIBITS

No.	Description
10.1	Amendment No. 1 dated November 23, 2005 to that certain Non-Qualified Stock Option Agreement between the Company and Larry S. Flax

10.2	Amendment No. 1 dated November 23, 2005 to that certain Non-Qualified Stock Option Agreement between the Company and Richard L. Rosenfield

10.3	Amendment No. 1 dated November 18, 2005 to that certain Non-Qualified Stock Option Agreement between the Company and Karen M. Settlemyer

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